UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K
                                CURENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  May 1, 2000


                              Beeper Plus, Inc.
           (Exact name of registrant as specified in its chapter)

        Nevada                          33-5516-LA             88-0219239
 (State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                    File Number)       Identification No.)


      3900 Paradise Road, #201  Las Vegas, Nevada                  89109
      (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code  (702) 737-5560

                                     None
         (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

Effective April 21, 1999, Joseph Zerga, Ltd., the Registrant's Certifying Accountant, resigned. Joseph Zerga, Ltd.'s reports for the last two years have not contained an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Nor has there been any disagreement with Joseph Zerga, Ltd. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The registrant's Board of Directors approved and accepted Joseph Zerga, Ltd.'s resignation on May 17, 1999.

Attached hereto as Exhibit "A" is a copy of a letter provided by Joseph Zerga, Ltd regarding any agreement or disagreement with the registrant's disclosure on its Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Beeper Plus, Inc.
                                                   (Registrant)


                                               /s/Frank DeRenzo
                                                  (Signature)*
                                                Frank DeRenzo/President

Date May 2, 2000

*Print name and title of the signing officer under his signature.

EXHIBIT "A"

JOSEPH F. ZERGA, LTD.				A Professional Corporation
CERTIFIED PUBLIC ACCOUNTS			A Member of the AICPA & NSCPA



May 1, 2000


RE:

Beeper Plus, Inc.
3900 Paradise Road, #201
Las Vegas, NV 89009



Securities Exchange Commission:

We have read the disclosures in the 8-K dated May 1, 2000 regarding our resignation as the Company's Certified Public Accountants. We have no disagreements with the statements made by the registrant on Form 8-K in response to our resignation.


Sincerely,

/s/Aaron Tveter
Aaron Tveter, CPA
Joseph F. Zerga, Ltd.

2950 EAST FLAMINGO ROAD, SUITE L - LAS VEGAS, NEVADA 89121
TELEPHONE (702) 732-2775 -- FAX (702) 737-0600